UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 5, 2012

____________________________

PHOTOTRON HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		84-1588927 (IRS Employer Identification No.)
717 E. Gardena Blvd. Gardena, California 90248 (Address of Principal Executive Offices and zip code)

(818) 992-0200

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Phototron Holdings, Inc. (“we,” “us” or “our”) and its wholly-owned subsidiary SG Technologies Corp (collectively, referred to herein as the “Companies”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry into a Material Definitive Agreement.

Escrow Agreement

Reference is made to the disclosure in Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated into this Item 1.01 by this reference.

Voting Agreement

Reference is made to the disclosure in Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated into this Item 1.01 by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 21, 2012, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SGT Merger Corporation, a Nevada corporation and our wholly-owned subsidiary (“MergerCo”), SG Technologies Corp, a Nevada corporation (“SGT”), Sterling C. Scott (the “SGT Representative”), and W-Net Fund I, L.P., a Delaware limited partnership and current holder of our common stock (the “Investor Representative”). The closing (the “Closing”) of the transactions contemplated by the Merger Agreement (the “Merger”) occurred on April 5, 2012. At the Closing, (a) MergerCo was merged with and into SGT; (b) SGT became our wholly-owned subsidiary (the “Surviving Corporation”); and (c) all SGT shares of common stock were exchanged for shares of our common stock and shares of a new series of our preferred stock, which was designated Series A Preferred Stock (the “Series A Preferred Stock”), and has the rights, preferences, privileges and restrictions set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock (the “Certificate of Designation”), which was filed with the Delaware Secretary of State on April 5, 2012. At the Closing, we issued to SGT’s former stockholders, in exchange for the 200 shares of SGT’s common stock outstanding immediately prior to the Merger, 157,000,000 shares of our common stock and 3,000,000 shares of Series A Preferred Stock.

We are presently authorized under our certificate of incorporation, as amended to date, to issue 1,000,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of our preferred stock, par value $0.0001 per share, of which 3,000,000 shares were designated Series A Preferred Stock. As of the Closing, we had 309,343,383 shares of common stock issued and outstanding, of which 157,000,000 shares were owned by SGT’s former stockholders, representing approximately 51% of the outstanding shares of our common stock immediately following the Merger, and 152,343,383 shares were owned by our existing stockholders, representing approximately 49% of the outstanding shares of our common stock. Pursuant to the Certificate of Designation, each share of Series A Preferred Stock will convert into 23 shares of our common stock on the earlier of (a) the date agreed to by the holders of a majority of the shares of Series A Preferred Stock and the Investor Representative and (b) the 18-month anniversary of the Closing.

A copy of the Certificate of Designation is attached to this Current Report on Form 8-K as Exhibit 3.1.

In connection with the Closing, on April 5, 2012, we entered into an escrow agreement (the “Escrow Agreement”) with the SGT Representative, the Investor Representative and Stubbs, Alderton & Markiles LLP, as escrow agent, pursuant to which, the shares of Series A Preferred Stock issued to SGT’s former stockholders will be held in escrow pending the achievement by the Surviving Corporation of the financial milestones described in the Merger Agreement. If the Surviving Corporation achieves such financial milestones, the Series A Preferred Stock will be released from escrow and delivered to SGT’s former stockholders. If the Surviving Corporation fails to achieve such financial milestones, the Series A Preferred Stock will be released from escrow, delivered to us, and cancelled.

A copy of the Escrow Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

In connection with the Closing, on April 5, 2012, we entered into a voting agreement (the “Voting Agreement”) with SGT’s former stockholders, the Investor Representative and Europa International Inc., a Delaware corporation and current holder of our common stock (“Europa”), pursuant to which, among other things, such stockholders agreed to vote the shares of our capital stock held by such stockholders to elect the following persons to our board of directors (the “Board”):

•       three persons designated by the SGT Representative (the “SGT Directors”), one of which must be an independent director, which persons shall initially be Sterling C. Scott, with two seats remaining vacant, for so long as SGT’s former stockholders or any of their affiliates continue to own beneficially shares of our common stock; and

•       two persons designated by the Investor Representative, one of which must be an independent director, which persons shall initially be Craig Ellins, with one seat remaining vacant, for so long as the Investor Representative, Europa or any of their affiliates continue to own beneficially shares of our common stock.

A copy of the Voting Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2.

Effective as of the Closing, (a) the authorized number of directors on the Board was increased to 5, (b) Todd Denkin resigned from the Board and (c) Sterling C. Scott was elected to the Board to fill one of the vacancies thereon. All directors serve until the next annual meeting of our stockholders, or until their successors are elected and qualified.

After the Closing, the two remaining SGT Directors will be appointed to the Board (the “Remaining SGT Directors”). The appointment of the Remaining SGT Directors will be subject to applicable regulatory requirements, including the preparation, filing and distribution to our stockholders of a Schedule 14(f)-1 information statement, and the completion of the requisite waiting period following such filing and distribution.

Effective as of the Closing, (a) Craig Ellins resigned as our Chief Executive Officer, President, Chief Financial Officer and Secretary, (b) Sterling C. Scott became the Executive Chairman of the Board and our Chief Executive Officer, President, Chief Financial Officer and Secretary, and (c) Craig Ellins became the Vice Chairman of the Board. All officers are appointed by the Board and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board.

Except for the Merger Agreement and the transactions contemplated by the Merger Agreement, neither SGT, nor its directors, officers and stockholders had any material relationship with our company.

In connection with the Merger, we issued $500,000 of our 6% Senior Secured Convertible Notes (the “Notes”) to former noteholders of SGT in exchange for notes previously issued by SGT. The Notes were issued pursuant to the terms and conditions of that certain Securities Purchase and Exchange Agreement (the “Purchase Agreement”) that we entered into on March 16, 2012 with the Investor Representative and Europa. The Notes pay 6% interest per annum with a maturity date of April 15, 2015. Our obligations under the Notes would accelerate upon our bankruptcy, any default by us of our payment obligations under the Notes or our breach of any provision of any material agreement between us and such noteholders. Default interest will accrue after an event of default at an annual rate of 12%.

The Notes are convertible at any time into common stock at a specified conversion price, which will initially be $0.035 per share. The Notes conversion price will be subject to specified adjustments for certain changes in the number of outstanding shares of our common stock. If additional shares of our capital stock are issued, except in specified exempt issuances, for consideration which is less than the then existing Notes conversion price (a “Dilutive Issuance”), then such conversion price would be subject to a “full ratchet” adjustment that generally reduces the conversion price to equal the price in the Dilutive Issuance, regardless of the size of the Dilutive Issuance.

In our Current Report on Form 8-K dated March 22, 2012, we reported the execution of the Purchase Agreement and included a copy of the Purchase Agreement and the form of the Notes therein as Exhibit 10.1 and Exhibit 10.4, respectively.

On April 9, 2012, we filed a press release announcing the Closing, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

In our Current Report on Form 8-K dated March 22, 2012, we reported the execution of the Merger Agreement and included a copy of the Merger Agreement therein as Exhibit 2.1.

The issuance of the shares of our common stock and Series A Preferred Stock to SGT’s former stockholders, and the issuance of the shares of our common stock underlying such Series A Preferred Stock upon the conversion thereof, is intended to be exempt from registration under Rule 506 promulgated under the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure in Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Reference is made to the disclosure in Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Sterling C. Scott (age 56) has almost 30 years of experience in a combination of managing small to medium sized businesses and in practicing business law. Mr. Scott was an associate and partner with Jenner & Block in Washington D.C. and concentrated on federal regulatory issues affecting businesses and related litigation until 1990. Subsequently, he transitioned to the Senior Management Team and General Counsel for Technical Management Services Company (TAMSCO), a privately held company with 800 employees and worldwide business interests, along with directly managing a TAMSCO incubator company, engaged in innovative microbial solutions to water contamination. Most recently, Mr. Scott has served as Chief Executive Officer of SG Technologies Corp and has led the successful development and marketing of its innovative Stealth Grow LED line of technology products for the hydroponics industry. Mr. Scott received a Bachelor of Arts in Social Sciences from Shimer College and a Juris Doctor from DePaul University. Mr. Scott’s past experience, qualifications, attributes and skills led to the conclusion that Mr. Scott should serve on our Board in light of our proposed business and structure.

On April 5, 2012, we issued a 6% Senior Secured Convertible Note to Mr. Scott in the principal amount of $282,000 pursuant to the terms and conditions of the Purchase Agreement. Reference is made to the disclosure in Item 2.01 of this Current Report on Form 8-K regarding the material terms of the Notes, which disclosure is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the disclosure in Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)        Financial statements of business acquired. The financial statements required by this item are not included in this Current Report on Form 8-K and will be filed with the Securities and Exchange Commission (the “SEC”) no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)       Pro forma financial information. The pro forma financial information required by this item is not included in this Current Report on Form 8-K and will be filed with the SEC no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(c)   Shell company transactions. Not applicable.

(d)  Exhibits.

2.1	Agreement and Plan of Merger Agreement, dated March 21, 2012, by and among Phototron Holdings, Inc., SG Technologies Corp, SGT Merger Corporation, Sterling C. Scott, and W-Net Fund I, L.P. Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2012.

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.

10.1	Escrow Agreement, dated April 5, 2012, by and among Phototron Holdings, Inc., Sterling C. Scott, W-Net Fund I, L.P., and Stubbs, Alderton & Markiles LLP, as escrow agent.

10.2	Voting Agreement, dated April 5, 2012, by and among Phototron Holdings, Inc., W-Net Fund I, L.P., Europa International Inc., and the former stockholders of SG Technologies Corp.

10.3	Securities Purchase and Exchange Agreement, dated March 16, 2012, by and among Phototron Holdings, Inc., W-Net Fund I, L.P., and Europa International Inc. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2012.

10.4	Form of 6% Senior Secured Convertible Note. Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2012.

99.1	Press Release issued by Phototron Holdings, Inc. on April 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phototron Holdings, Inc.

Date: April 9, 2012 By: /s/ Sterling C. Scott

Sterling C. Scott

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number Description of Exhibit

2.1	Agreement and Plan of Merger Agreement, dated March 21, 2012, by and among Phototron Holdings, Inc., SG Technologies Corp, SGT Merger Corporation, Sterling C. Scott, and W-Net Fund I, L.P. Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2012.

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.

10.1 Escrow Agreement, dated April 5, 2012, by and among Phototron Holdings, Inc., Sterling C. Scott, W-Net Fund I, L.P., and Stubbs, Alderton & Markiles LLP, as escrow agent.

10.2	Voting Agreement, dated April 5, 2012, by and among Phototron Holdings, Inc., W-Net Fund I, L.P., Europa International Inc., and the former stockholders of SG Technologies Corp.

10.3	Securities Purchase and Exchange Agreement, dated March 16, 2012, by and among Phototron Holdings, Inc., W-Net Fund I, L.P., and Europa International Inc. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2012.

10.4	Form of 6% Senior Secured Convertible Note. Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2012.

99.1	Press Release issued by Phototron Holdings, Inc. on April 9, 2012.